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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON July 19, 2006

                      1933 ACT REGISTRATION NO. 333-75702
                      1940 ACT REGISTRATION NO. 811-07325

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        POST-EFFECTIVE AMENDMENT NO. 13

                                      AND

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                        POST-EFFECTIVE AMENDMENT NO. 73
                       (CHECK APPROPRIATE BOX OR BOXES)

                          PRUCO LIFE FLEXIBLE PREMIUM
                           VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                               THOMAS C. CASTANO
                                   SECRETARY
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-4708
                    (Name and address of agent for service)

                                  Copies to:

                            C. CHRISTOPHER SPRAGUE
                       VICE PRESIDENT, CORPORATE COUNSEL
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[_] on __________ pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box: [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
              Interests in Individual Variable Annuity Contracts
================================================================================

STRATEGIC PARTNERS(SM)
FLEXELITE
VARIABLE ANNUITY

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                                     Note:

Registrant is filing this Post-Effective Amendment No. 13 to the Registration Statement for the purpose of including in the Registration Statement a Prospectus supplement, which adds a new benefit entitled Highest Daily Lifetime Five. The Prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 12 with the SEC on April 21, 2006 as supplemented May 1, 2006 and June 9, 2006 are hereby incorporated by reference. However, financial statements for the depositor and the registrant will be included in a subsequent post-effective amendment. Other than as set forth herein, this post-effective amendment to the registration statement does not amend or delete any other part of the registration statement.

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                         Pruco Life Insurance Company

                       Strategic Partners Annuity One 3
                           Strategic Partners Plus 3

                         Strategic Partners FlexElite

                      Supplement, dated November 20, 2006
                                      To
                        Prospectuses, dated May 1, 2006

We make the following changes to reflect the addition of the Highest Daily Lifetime Five Benefit to each of the above-referenced annuities.

TABLE OF CONTENTS

As a new entry within the line item entitled "Section 5: What Is The Lifetime Five Income Benefit?", we add a line item for Highest Daily Lifetime Five.

GLOSSARY

    . We add a definition for "Benefit Fixed Rate Account", that reads as follows: "An investment option offered as part of this contract that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, contract value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Benefit."
    . We revise the first sentence of the definition of "Annual Income Amount" to state: "Under the terms of the Lifetime Five Income Benefit and the Highest Daily Lifetime Five Benefit, an amount that you can withdraw each year as long as the annuitant lives."
    . We revise the first sentence of the definition of "Excess Income/Excess Withdrawal" to state: "Under the Lifetime Five Income Benefit, Spousal Lifetime

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       Five Income Benefit, and Highest Daily Lifetime Five Benefit, Excess
       Income refers to cumulative withdrawals that exceed the Annual Income Amount."
    . We add a definition for "Highest Daily Lifetime Five Benefit" that reads as follows: "An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your contract value."
    . We revise the definition of "Protected Withdrawal Value" to read as follows: "Under the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, and Highest Daily Lifetime Five Benefit, an amount that we guarantee regardless of the investment performance of your contract value. As discussed in Section 5, Protected Withdrawal Value is determined one way with respect to the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit, and another way for the Highest Daily Lifetime Five Benefit."

SUMMARY

    . We revise the last paragraph of the Section 3 portion of the Summary to read as follows: "The Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, and Highest Daily Lifetime Five Benefit (discussed in Section 5) and the Income Appreciator Benefit (discussed in
       Section 6) each may provide an additional amount upon which your annuity payments are based."
    . We add the following as the last paragraph of the Section 5 portion of the Summary, to read as follows: "Finally, we offer a benefit called the Highest Daily Lifetime Five Benefit. The Highest Daily Lifetime Five Benefit, like Lifetime Five, offers a Life Income Benefit based on a single designated life, but differs in that (a) the Protected Withdrawal Value is determined based on the highest daily contract value and (b) we require you to participate in an asset transfer program, under which your contract value may be transferred periodically between the variable investment options and the Benefit Fixed Rate Account in accordance with an established formula."
    .  We add the following as the last line item in the bullet within the
       Section 8 portion of the Summary concerning insurance and administrative costs:

   "- 0.60% if you choose the Highest Daily Lifetime Five Benefit. This charge is in addition to the charge for the applicable death benefit."

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SUMMARY OF CONTRACT EXPENSES

    . With respect to the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 prospectuses, in the table entitled Periodic Account Expenses, Insurance and Administrative Expenses with the Indicated Benefits, we add the following line items, as well as a footnote (which appears immediately after "Insurance And Administrative Expenses With The Indicated Benefits"):

                                                              Contract Contract
                                                                With   Without
                                                               Credit   Credit
                                                              -------- --------
Base Death Benefit with Highest Daily Lifetime Five Benefit     2.10%    2.00%

Guaranteed Minimum Death Benefit Option - Roll-Up or Step-Up
  with Highest Daily Lifetime Five Benefit                      2.35%    2.25%

Guaranteed Minimum Death Benefit Option - Greater of Roll-Up
  or Step-Up with Highest Daily Lifetime Five Benefit           2.45%    2.35%

Highest Daily Value Death Benefit with Highest Daily Lifetime
  Five Benefit                                                  2.60%    2.50%

* The charge for the Lifetime Five Income Benefit (and, if available under your contract, Spousal Lifetime Five and Highest Daily Lifetime Five) is imposed based on the value of assets in the variable investment options only. As discussed later in this prospectus, we reserve the right to increase these charges upon any step-up of the benefit.

    . With respect to the Strategic Partners FlexElite prospectus, in the table entitled Periodic Account Expenses, Insurance and Administrative Expenses with the Indicated Benefits, we add the following line items, as well as a footnote (which appears immediately after "Insurance And Administrative Expenses With The Indicated Benefits"):

Base Death Benefit with Highest Daily Lifetime Five Benefit            2.25%

Guaranteed Minimum Death Benefit Option - Roll-Up or Step-Up
  with Highest Daily Lifetime Five Benefit                             2.50%

Guaranteed Minimum Death Benefit Option - Greater of Roll-Up
  or Step-Up with Highest Daily Lifetime Five Benefit                  2.60%

Highest Daily Value Death Benefit with Highest Daily Lifetime
  Five Benefit                                                         2.75%

* The charge for the Lifetime Five Income Benefit (and, if available under your contract, Spousal Lifetime Five and Highest Daily Lifetime Five) is imposed based on the value of assets in the variable investment options only. As discussed later in this prospectus, we reserve the right to increase these charges upon any step-up of the benefit.

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SECTION 5: WHAT IS THE LIFETIME FIVE INCOME BENEFIT?

We add the following new section to the end of that section of each prospectus:

HIGHEST DAILY LIFETIME FIVE BENEFIT (HIGHEST DAILY LIFETIME FIVE)

The Highest Daily Lifetime Five Benefit described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ among jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. We reserve the right to further limit the election frequency in the future. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect an optional death benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your contract value in accordance with the then-permitted and available investment option(s) with this program.

We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Highest Daily Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the contract value, subject to our program rules regarding the timing and amount of withdrawals. The Highest Daily Life Income Benefit may remain in effect even if the contract value is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your contract, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

KEY FEATURE -- PROTECTED WITHDRAWAL VALUE
The Protected Withdrawal Value is used to determine the amount of the annual payments under the Highest Daily Life Income Benefit. The Protected Withdrawal Value initially is equal to the contract value on the date that you elect Highest Daily Lifetime Five. On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such business day (the "Current Business Day"), the Protected Withdrawal Value is equal to the greater of:

    . The Protected Withdrawal Value for the immediately preceding business day (the "Prior Business Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Business Day and the Current Business Day

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       (i.e., one day for successive business days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Business Day; and
    .  The contract value.

We cease these daily calculations of the Protected Withdrawal Value when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated credits for Strategic Partners Annuity One 3 and Strategic Partners Plus 3 only) will increase the amount we guarantee to pay annually under the Highest Daily Life Income Benefit (the "Highest Daily Annual Income Amount"), while "excess" withdrawals (as described below) may decrease the Highest Daily Annual Income Amount.

KEY FEATURE - HIGHEST DAILY ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

The initial Highest Daily Annual Income Amount is equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in a contract year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Highest Daily Annual Income Amount ("Excess Income"), your Highest Daily Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including, with respect to Strategic Partners Annuity One 3 and Strategic Partners Plus 3 only, the amount of any associated credits).

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Highest Daily Annual Income Amount if your contract value increases subsequent to your first withdrawal. We begin examining the contract values for purposes of this feature starting with the contract anniversary immediately after your first withdrawal under the benefit. Specifically, upon the first such contract anniversary, we identify the contract value on the business days corresponding to the end of each quarter that (i) is based on your contract year, rather than a calendar year (ii) is subsequent to the first withdrawal and (iii) falls within the immediately preceding contract year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. We multiply each of those quarterly contract values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Highest Daily Annual Income

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Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Highest Daily Annual Income Amount intact. In later years, we determine whether an automatic step-up should occur on each contract anniversary, by performing a similar examination of the contract values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Highest Daily Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature.

The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your contract, or limit your ability to request withdrawals that exceed the Highest Daily Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that contract year.

If, cumulatively, you withdraw an amount less than the Highest Daily Annual Income Amount in any contract year, you cannot carry-over the unused portion of the Highest Daily Annual Income Amount to subsequent contract years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five Benefit or any other fees and charges. Please assume the following for all three examples:

    .  The contract is purchased on December 1, 2006
    .  The Highest Daily Lifetime Five Benefit is elected on March 5, 2007.

Dollar-for-dollar reductions
On May 2, 2007, the Protected Withdrawal Value is $120,000, resulting in a Highest Daily Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the contract on this date, the remaining Highest Daily Annual Income Amount for that contract year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Highest Daily Annual Income Amount -- $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the contract value at the time of withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Highest Daily Annual Income Amount for that contract year to $0. The remaining withdrawal amount ($1,500) reduces the Highest Daily Annual Income Amount in future contract years on a proportional basis based on

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the ratio of the excess withdrawal to the contract value immediately prior to the excess withdrawal.

Here is the calculation:

  Contract value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         -$  3,500.00
  Contract value immediately before excess withdrawal of $1,500   $106,500.00

  Excess withdrawal amount,                                       $  1,500.00
  divided by contract value immediately before excess withdrawal  $106,500.00
  Ratio                                                                  1.41%

  Highest Daily Annual Income Amount                              $  6,000.00
  Less ratio of 1.41%                                            -$     84.51
  Highest Daily Annual Income Amount for future contract years    $  5,915.49

Highest Quarterly Step

On each contract anniversary date, the Highest Daily Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last contract anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase Payments, is greater than the Highest Daily Annual Income Amount, also adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Highest Daily Annual Income Amount for this contract year is $6,000. However, the excess withdrawal on August 6th reduces this amount to $5,915.49 for future years (see above). For the next contract year, the Highest Daily Annual Income Amount will be stepped-up if 5% of the highest quarterly contract value, adjusted for withdrawals, is greater than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals, as the September 1 and December 1 valuation dates occur after the excess withdrawal on August 6.

                                  Highest Quarterly   Adjusted Highest Daily
                                 Value (adjusted with  Annual Income Amount
                      Contract      withdrawal and      (5% of the Highest
   Date*               Value     Purchase Payments)**    Quarterly Value)
   ----------------- ----------- -------------------- ----------------------
   June 1, 2007      $118,000.00     $118,000.00            $5,900.00
   August 6, 2007    $120,000.00     $112,885.55            $5,644.28
   September 1, 2007 $112,000.00     $112,885.55            $5,644.28
   December 1, 2007  $119,000.00     $119,000.00            $5,950.00

* In this example, the contract anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
  March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date, as the first withdrawal took place after March 1. The contract anniversary date of December 1 is considered the fourth and final quarterly valuation date for the year.

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** In this example, the first quarterly value after the first withdrawal is
   $118,000 on June 1, yielding an adjusted Highest Daily Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The contract value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Highest Daily Annual Income Amount for the contract year), resulting in an adjusted account value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the contract value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Highest Daily Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the contract value on September 1. Since the June 1 adjusted Highest Daily Annual Income Amount of $5,644.28 is greater than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The contract value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Highest Daily Annual Income Amount is reset to $5,950.00

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is greater than the current year's Highest Daily Annual Income Amount of $5,915.49, adjusted for excess withdrawals, the Highest Daily Annual Income Amount for the next contract year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER HIGHEST DAILY LIFETIME FIVE

    . To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Highest Daily Annual Income Amount and amounts are still payable under the Highest Daily Life Income Benefit, we will make an additional payment, if any, for that contract year equal to the remaining Highest Daily Annual Income Amount for the contract year. Thus, in that scenario, the remaining Highest Daily Annual Income Amount would be payable even though your contract value was reduced to zero. In subsequent contract years we make payments that equal the Highest Daily Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Highest Daily Annual Income Amount, the Highest Daily Lifetime Five Benefit terminates, and no additional payments will be made.

    . If annuity payments are to begin under the terms of your contract, or if you decide to begin receiving annuity payments and there is a Highest Daily Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

       (1) Apply your contract value to any annuity option available; or
       (2) Request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Highest Daily Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

   (1) The present value of the future Highest Daily Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and
   (2) The contract value.

   . If no withdrawal was ever taken, we will determine the Protected Withdrawal Value and calculate the Highest Daily Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS

   . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the contract, including any CDSC. We take withdrawals pro rata from your variable investment options and fixed investment options.
   . Withdrawals made while the Highest Daily Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. The Highest Daily Lifetime Five program does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your contract, you will receive the current surrender value.
   . You can make withdrawals from your contract while your contract value is greater than zero without purchasing the Highest Daily Lifetime Five Benefit. The Highest Daily Lifetime Five Benefit provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Highest Daily Annual Income Amount in the form of periodic benefit payments.
   . You must allocate your contract value in accordance with the then available investment option(s) that we may permit in order to elect and maintain the Highest Daily Lifetime Five Benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime Five, there must be either a single owner who is the same as the annuitant, or if the contract is entity-owned, there must be a single natural person annuitant. In either case, the annuitant must be at least 55 years old.

Any change of the annuitant under the contract will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of owner will result in cancellation of

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Highest Daily Lifetime Five, except if (a) the new owner has the same taxpayer identification number as the previous owner, (b) both the new owner and previous owner are entities, or (c) the previous owner is a natural person and the new owner is an entity.

Highest Daily Lifetime Five can be elected at the time that you purchase your contract. We also offer existing owners the option to elect Highest Daily Lifetime Five after the contract date, subject to our eligibility rules and restrictions.

Currently, if you terminate the Highest Daily Lifetime Five Benefit, you will
(a) not be permitted to re-elect the benefit and (b) will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the contract date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to owners who have an effective Highest Daily Lifetime Five Benefit.

TERMINATION OF THE BENEFIT
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. We reserve the right to further limit the frequency election in the future. The benefit terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the contract, (iii) upon your election to begin receiving annuity payments; (iv) upon the death of the designated life, (v) if both the contract value and Highest Daily Annual Income Amount equal zero, or (vi) if you fail to meet our requirements for issuing the benefit.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as described below) to your variable investment options, based on your existing allocation instructions or otherwise pro rata (i.e., in the same proportion as the current balances in your variable investment options).

ASSET TRANSFER COMPONENT OF HIGHEST DAILY LIFETIME FIVE

As indicated above, we limit the sub-accounts to which you may allocate contract value if you elect Highest Daily Value Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer contract value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to that Account.

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

Under the asset transfer component of Highest Daily Lifetime Five, we monitor your contract value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit. We do not exercise any discretion under the formula. Specifically, each business day, the formula compares your variable contract value, your projected Highest Daily Annual Income Amount, and other factors, relative to certain "reallocation triggers" to determine whether contract value must be transferred to or from the Benefit Fixed Rate Account. While you are not notified when your contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your contract value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

    .  Not make any transfer; or
    . If a portion of your contract value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions (i.e., in the same proportion as the current balances in your variable investment options) or otherwise pro rata. Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
    . Transfer all or a portion of your contract value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

If a significant amount of your contract value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your contract value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your contract value may be allocated to the Benefit Fixed Rate Account.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

If you purchase a contract as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Highest Daily Annual Income Amount, which will cause us to increase the Highest Daily Annual Income Amount in any contract year that required minimum distributions due from your contract are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

SECTION 8 (subsection entitled "Insurance and Administrative Charges")

We replace the first sentence of the first paragraph concerning the charges for Lifetime Five and Spousal Lifetime Five with the following: "We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit or the Highest Daily Lifetime Five Benefit, and an additional charge of 0.75% annually if you choose the Spousal Lifetime Five Income Benefit."

APPENDIX B: Selecting The Variable Annuity That's Right For You

In the product comparison chart, we revise the line item (and accompanying footnote) concerning Living Benefits to reflect that Highest Daily Lifetime Five is available under Strategic Partners FlexElite 2, Strategic Partners Annuity One 3 and Strategic Partners Plus 3.

   This prospectus supplement is intended to amend the prospectus for the annuity you own, and is not intended to be a prospectus or offer for any annuity listed here that you do not own.

                                    PART C:

                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(b)  EXHIBITS

(4)  Form of rider for Highest Daily Lifetime Five*

(5)  Form of enrollment form for Highest Daily Lifetime Five*

(7)  Reinsurance contract pertaining to Highest Daily Lifetime Five*

(9)  Written Opinion and Consent of Counsel*

(10) Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm*

* TO BE FILED IN SUBSEQUENT POST-EFFECTIVE AMENDMENT UNDER RULE 485(B)

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested in the City of Newark and the State of New Jersey, on this 19th day of July, 2006.

THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                      (Registrant)

BY:     PRUCO LIFE INSURANCE COMPANY
                  (Depositor)

Attest: /s/ THOMAS C. CASTANO        /s/ BERNARD J. JACOB
        ---------------------------- --------------------
        THOMAS C. CASTANO            BERNARD J. JACOB
        SECRETARY                    PRESIDENT

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              SIGNATURE AND TITLE

                          *
              --------------------------
              JAMES J. AVERY JR.            Date: July 19, 2006
              VICE CHAIRMAN AND DIRECTOR

                 *
-----------------------------------
BERNARD J. JACOB                         *BY /s/ THOMAS C. CASTANO
PRESIDENT AND DIRECTOR                       ---------------------
                                             THOMAS C. CASTANO
                 *                           (ATTORNEY-IN-FACT)
-----------------------------------
JOHN CHIEFFO
VICE PRESIDENT AND CHIEF ACCOUNTING
OFFICER AND CHIEF FINANCIAL OFFICER

                 *
-----------------------------------
SCOTT D. KAPLAN
DIRECTOR

                 *
-----------------------------------
RONALD P. JOELSON
DIRECTOR

                 *
-----------------------------------
HELEN M. GALT
DIRECTOR

                 *
-----------------------------------
DAVID R. ODENATH, JR.
DIRECTOR